SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 22, 1996


                                   HUBCO, INC.
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                 (State or other jurisdiction of incorporation)



            1-10699                              22-2405746
   (Commission File Number)             (IRS Employer Identification No.)


               1000 MacArthur Boulevard, Mahwah, New Jersey 07430
                    (Address of principal executive offices)



                                 (201) 236-2630
              (Registrant's telephone number, including area code)

Item 7.  Exhibits

       99.1   Press Release dated October 22, 1996.

                              SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             HUBCO, INC.



Dated:  October 22, 1996                By:  /S/ D. LYNN VAN BORKULO-NUZZO
                                             ------------------------------
                                             D. Lynn Van Borkulo-Nuzzo,
                                             Executive Vice President

                          INDEX TO EXHIBITS


       99.1   Press Release dated October 22, 1996.